                             LETTER OF TRANSMITTAL
                                   TO TENDER
                             SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                            FIRST COMMONWEALTH, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 25, 1999
                                       BY
                            FLOSS ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                          THE GUARDIAN LIFE INSURANCE
                               COMPANY OF AMERICA
            --------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
      CITY TIME, ON WEDNESDAY, JUNE 23, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

            BY HAND:                           BY MAIL:                     BY OVERNIGHT COURIER:
 FIRST CHICAGO TRUST COMPANY OF     FIRST CHICAGO TRUST COMPANY OF     FIRST CHICAGO TRUST COMPANY OF
            NEW YORK                           NEW YORK                           NEW YORK
   c/o Securities Transfer and             Corporate Actions                  Corporate Actions
     Reporting Services Inc.                  Suite 4660                         Suite 4680
     Attn: Corporate Actions                 P.O. Box 2569                14 Wall Street, 8th Floor
  100 William Street, Galleria        Jersey City, NJ 07303-2569             New York, NY 10005
       New York, NY 10038

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by holders of certificates representing shares of common stock, par value $.001 per share, including the associated preferred stock purchase rights (together, the "Shares") (such holders of Shares, collectively, the "Holders"). If you hold Shares in book-entry form, you may tender your Shares by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility"), along with an Agent's Message (as defined in the Offer to Purchase), pursuant to the procedures set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Holders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Holders" and other Holders are referred to herein as "Certificate Holders."

    Holders whose certificates evidencing Shares (the "Certificates") are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
 ----------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                       APPEAR(S)                                       SHARES TENDERED
                ON THE CERTIFICATE(S))                      (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                         TOTAL NUMBER
                                                                          OF SHARES         NUMBER
                                                         CERTIFICATE     EVIDENCED BY     OF SHARES
                                                          NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        TOTAL SHARES TENDERED.........

------------------------------------------------------------------------------------------------------
  *   Need not be completed by Book-Entry Holders.
  **  Unless otherwise indicated, it will be assumed that all Shares evidenced by any Certificate(s)
      delivered to the Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
       FOLLOWING:

       Name(s) of Registered Holder(s) _________________________________________

       Window Ticket Number (if any) ___________________________________________

       Date of Execution of Notice of Guaranteed Delivery ______________________

       Name of Institution which Guaranteed Delivery ___________________________

       DTC Account Number (if delivered by Book-Entry Transfer) ________________

       Transaction Code Number _________________________________________________

/ / CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST OR MUTILATED SECURITES. SEE INSTRUCTION 9.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Floss Acquisition Corp. (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of The Guardian Life Insurance Company of America, a New York corporation ("Parent"), the above-described shares of Common Stock, par value $.001 per share, including the associated preferred stock purchase rights (together, the "Shares"), of First Commonwealth, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 25, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase as they may be amended from time to time, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to assign to an affiliate of Parent the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and that any such assignment will in no way prejudice the rights of tendering Holders to receive payment for the Shares validly tendered and accepted for payment pursuant to the Offer.

    Subject to, and effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights, or other securities issued or issuable in respect of such Shares on or after May 19, 1999 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Shares and all Distributions, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser,
(b) present such Shares and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

    The undersigned hereby irrevocably appoints each designee of the Purchaser as such attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the Shares and all Distributions tendered hereby and accepted for payment by the Purchaser prior to the time of such vote or action. All such proxies shall be considered coupled with an interest in the tendered Shares and shall be irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such Shares and all Distributions by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment by the Purchaser shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent proxies or powers of attorney will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the Shares for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for Shares or any Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise all rights (including, without limitation, all voting rights and rights of conversion) with respect to such Shares and receive all dividends and distributions.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4--"Withdrawal Rights" of the Offer to Purchase, the tender of the Shares and related Distributions hereby made is irrevocable.

    The undersigned understands that tenders of the Shares pursuant to any of the procedures described in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of such Shares will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Certificate(s) not tendered or not purchased and the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

  Issue check and Certificate(s) to:

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________
                              PLEASE TYPE OR PRINT
  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
   ________________________________________________________________________ *
   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
   __________________________________________________________________________
    *   SIGNATURE GUARANTEE REQUIRED
------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Certificate(s) not tendered or not purchased and the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Mail check and Certificate(s) to:

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                              PLEASE TYPE OR PRINT

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
-----------------------------------------------------

                                   IMPORTANT
                          ALL HOLDER(S) MUST SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Signature(s) of Holder(s): _____________________________________________________

Date: ____________________________________________, 1999
(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________
                                          (Please Print)

Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
(Include Zip Code)

----------------------------------------

(Daytime Area Code and Telephone No.)

----------------------------------------

(Tax Identification and Social Security No.)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY.
    FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such registered holder(s) have not completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used if Certificates are to be forwarded herewith. Certificates evidencing all physically tendered Shares along with this Letter of Transmittal or a copy thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase). Shares held through DTC must be tendered to the Depositary by means of delivery of an Agent's Message (as more fully described in the Offer to Purchase).

    Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) Certificates, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees, and all other documents required by this Letter of Transmittal must be received by the Depositary within three trading days on Nasdaq Stock Market's National Market after the date of execution of such Notice of Guaranteed Delivery.

    If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or copy thereof) must accompany each such delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARES, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Holders, by execution of this Letter of Transmittal or a copy hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the Certificate numbers and/or the number of Shares should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO HOLDERS OF SHARE CERTIFICATES ONLY). If fewer than all the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signatures must correspond with the names as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Shares.

    If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and evidence satisfactory to the Depositary and the Purchaser of such person's authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or Certificates evidencing the Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder of the Shares tendered hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such Certificate(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

    6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to or, in the circumstances permitted hereby, if Certificates for the Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price is to be issued in the name of, and/or Certificates for the Shares not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check and/or such Shares are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

    9. LOST OR DESTROYED COMMON STOCK CERTIFICATES. If any Certificates have been lost or destroyed, the Holder should promptly notify the Company's transfer agent, First Chicago Trust Company of New York. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 31% with respect to payments by the Depositary pursuant to the Offer unless such Holder (i) is a corporation or other "exempt recipient" and, if required, establishes its exemption from backup withholding, (ii) provides its correct taxpayer identification number ("TIN"), certifies that it is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules, or (iii) certifies as to its non-United States status. Completion of a Substitute Form W-9, in the case of a U.S. Holder, provided in this Letter of Transmittal should be used for this purpose. Failure to provide such Holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service ("IRS"). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the Offer Price until a TIN is provided to the Depositary. In order for a foreign Holder to qualify as an exempt recipient, that Holder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Depositary. Failure to provide the information on the form may subject tendering Holders to 31% United States federal income tax withholding on the payment of the purchase price of cash pursuant to the Offer.

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A COPY HEREOF TOGETHER WITH
            CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 9)

----------------------------------------------------------------------------------------------------
                          PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------
SUBSTITUTE                PART 1-PLEASE PROVIDE YOUR                  Social Security Number
FORM W-9                  TIN IN THE BOX AT RIGHT AND                           or
                          CERTIFY BY SIGNING AND DATING           Employer Identification Number:
                          BELOW
                          --------------------------------------------------------------------------------
DEPARTMENT OF THE         PART 2-If you are exempt from backup      PART 3-If you are awaiting TIN, check
TREASURY                  withholding, please check the box: / /    box: / /
INTERNAL REVENUE SERVICE
                          --------------------------------------------------------------------------------
PAYER'S REQUEST FOR       PART 4-Certification-Under penalties of perjury, I certify that:
TAXPAYER                  (1)  The number shown on this form is my correct Taxpayer Identification Number
IDENTIFICATION NUMBER     (or I am waiting for a number to be issued to me), AND
("TIN") AND               (2)  I am not subject to backup withholding because (i) I am exempt from backup
CERTIFICATION             withholding, or (ii) I have not been notified by the Internal Revenue Service
                          (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                          CERTIFICATION INSTRUCTIONS-You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.
                          --------------------------------------------------------------------------------
                          SIGNATURE   DATE
                          NAME (Please Print)
                          ADDRESS
                          CITY, STATE AND ZIP CODE
----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.
Signature: _________________________________________    Date:___________________

                    The Information Agent for the Offer is:

                                     [LOGO]
                                445 Park Avenue
                            New York, New York 10022
                          Call Collect: (212) 754-8000
                           Toll Free: (800) 566-9061
                    Banks and Brokerage Firms, please call:
                                 (800) 662-5200

                      The Dealer Manager for the Offer is:
                           SALOMON SMITH BARNEY INC.
                            Seven World Trade Center
                                   31st Floor
                            New York, New York 10048
                                 (800) 228-8264

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